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                                                                   EXHIBIT 10.10


                             THIRD AMENDMENT TO THE

                       REVOLVING LINE OF CREDIT AGREEMENT

This THIRD AMENDMENT ("Amendment") is dated as of October 1, 1998, by and between WFS FINANCIAL INC, a California corporation ("WFS"), and WESTERN FINANCIAL BANK, a federally-chartered savings bank (fka Western Financial Savings Bank, F.S.B.) (the "Bank"), and amends the REVOLVING LINE OF CREDIT AGREEMENT ("Agreement"), as amended, entered into by the parties on May 1, 1995, pursuant to the transfer of certain assets of the Bank to WFS.

                                    RECITALS

A.       The Agreement is being amended to reflect differing interest spreads.

                                    AGREEMENT

         In consideration of the mutual promises set forth herein, and in reliance upon the recitals set forth above, the parties agree as follows:

         1.       CERTAIN DEFINITIONS

                  The definition of "INTEREST SPREAD" is hereby deleted and replaced with the following:

                  "INTEREST SPREAD" shall mean

                           (I) for the first $600 million Obligation (a)
                  one-half percent (.5%) with respect to any Obligations not secured by Collateral acceptable to the Bank in its sole discretion, and (b) one-tenth of one percent (.1%) with respect to any Obligations secured by Collateral acceptable to the Bank in its sole discretion, and

                           (II) for the next $300 million Obligation (a) eight
                  tenths of one percent (.8%) with respect to any Obligations not secured by Collateral acceptable to the Bank in its sole discretion, and (b) four-tenths of one percent (.4%) with respect to any Obligations secured by Collateral acceptable to the Bank in its sole discretion.

         Except as specifically amended herein, all terms of the Agreement as previously amended shall remain in full force and effect. Wherefore, the undersigned have executed this Amendment on the date set forth below to be effective as of the date first set forth above.

WFS FINANCIAL INC



----------------------------                                     October 9, 1998
Joy Schaefer, President


WESTERN FINANCIAL BANK



----------------------------                                     October 9, 1998
Lee A. Whatcott, Executive Vice President and Chief Financial Officer